UNIFIED SERIES TRUST

SUPPLEMENT DATED FEBRUARY 15, 2016

TO PROSPECTUS DATED MARCH 20, 2015

Effective February 15, 2016, the “How to Redeem Shares” section of the Prospectus of the 1492 Small Cap Core Alpha Fund is revised to add the following to the end of the first paragraph of the section:

A shareholder may make an in-kind redemption (receive proceeds of a redemption in securities instead of cash) pursuant to procedures adopted by the Board of Trustees. Please contact the transfer agent for information on how to make an in-kind redemption.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 20, 2015 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 571-1492 or visiting www.1492Funds.com.